DREYFUS LARGE COMPANY VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    One of my most enjoyable duties as portfolio manager of the Dreyfus Large Company Value Fund, a portfolio of the Dreyfus Growth & Value Funds, Inc., is writing this shareholder letter. This report covers the six-month period ended April 30, 1997 during which the Fund's total return was 11.62%,* compared to 14.71% for the Standard & Poor's 500 Composite Stock Price
Index** and 11.80% for the Standard & Poor's Barra Value Index.*** Beating the performance of these major indices proved to be extremely difficult during this period given the stock market's overwhelming focus on the very largest companies included in these indices.
ECONOMIC REVIEW
    The Federal Reserve Board (the "Fed") decision in March to tighten credit already has been vindicated by the reported 5.6% rise in first quarter real Gross Domestic Product and by the drop to 4.9% in April's unemployment rate. The economic debate is now splintered into 1) those who believe that softer incoming economic data for the second quarter can keep Fed policy on hold, and 2) those who believe the economy is fundamentally too strong, warranting higher rates irrespective of short-term economic fluctuations. Views on the risk of inflation clearly distinguish these camps. To date, a strong dollar has helped mute price inflation, preventing a follow-through from rising wages. Market interest rates are likewise treading water until the policy outlook becomes clearer. We believe that some tightening is likely in coming months and this should temper overall growth to sustain a long business cycle.
    First quarter real GDP grew an annualized 5.6% on the quarter and by 4.0% since the first quarter of 1996, both growth rates unseen since 1987/88. Virtually every major economic sector contributed positively to growth. In the early evidence for the second quarter, rising new orders portend continued strength in exports and capital spending. By contrast, retail spending weakened in April and the housing sector slowed. However, real disposable income grew 3.8% in the last year, a pace which, if sustained, should support the upward cycle in consumer spending, while mortgage rates have not yet risen substantially.
    Alongside the recent evidence of slowing consumer demand is the report of the drop in unemployment in April. With this, the labor market is becoming extremely tight. This is raising fears of future inflation even though actual inflation remains modest and despite signs of a slower second quarter economy.
    If inflation should stay subdued, then the larger risk from the combination of slower economic growth and a tightening labor market is to corporate profits. Through the first quarter, however, profits continued to surprise on the upside, and we expect overall profits to post modest gains in 1997.
    The economy is now embarked on the seventh year for this business cycle. Economic growth is proving stronger than seen since the late 1980s while inflation is still subdued. More Fed tightening would indicate a willingness to err on the side of caution and would thus help sustain the expansion. MARKET OVERVIEW
    The six-month fiscal period ended April 30, 1997 was one of the most volatile in recent stock market history. While the underlying U.S. economy continued to grow with little inflation, investor concerns over the outlook for interest rates and for corporate profits caused major shifts in market sentiment, and hence in prices.
    Early in the half-year period, the dominant market trend was strong, despite nervousness about the solidity of economic growth and the possible reactions of the Fed. The trend picked up steam during the winter, with the Dow Jones Industrial Average+ breaking the 7000 mark in mid-February, and then hitting a new high of 7085 in mid-March. However, when the Fed, in a widely anticipated move, increased its overnight lending rate on March 25 by one quarter of a percentage point, seeking to cool off the economy and the "irrational exuberance" in the equity markets (as Fed Chairman Alan Greenspan termed it), the markets promptly obliged. Between mid-March and mid-April the DJIA dropped 9.8%.
    By then, however, a stream of strong quarterly profit reports began issuing from major corporations, and the latest Government numbers on inflation appeared reassuring. Moreover, underlying economic expansion continued, but at a pace that appeared sustainable. The market's reaction was to resume the upward trend of earlier in the year, breaking the 7000 level once again on April 30.
    Clearly one of the engines currently driving the market is the profit outlook. According to two companies that monitor profit reports, I.B.E.S. and First Call, overall first-quarter corporate profits ran about 3.7% above forecasts. This reflects results from most of the companies in the Standard & Poor's 500 Index. At the same time, increases in wages and compensation during that same period were modest.
    Big, heavily capitalized and well-established companies were the chief beneficiaries. For the six months under review, the blue chip DJIA gained 17.42%, the Standard & Poor's 500 rose 14.71%, the Nasdaq was up only 3.23% and the Russell 2000 Index of small-cap stocks only 1.61%. The mid- and small-cap stocks enjoyed a revival along with the general market in late
April and the first few days of May. (Of course, past performance is no guarantee of future results).
    The latest trend could, of course, be affected by a Fed decision to raise interest rates once again. However, there is no denying the resilience displayed by the equity markets, especially the larger issues, in the closing days of the Fund's latest fiscal period.
TEAM EFFORT
    Managing your investment assets is certainly a team effort. In our last shareholder letter I described our research effort and the significant part our team of analysts plays in selecting investments for your Fund. The effort employed to manage your assets is much broader, and this letter will review some of the other hard work involved on your behalf.
    Your Dreyfus Large Company Value Fund is managed in a disciplined manner. Since it is a stock fund, you should realize that you will always have stock market exposure. We believe that, generally, the decision to diversify into other asset classes should not be made by a manager of a fund devoted solely to equity securities. Rather it is the investor's job to allocate his or her investment portfolio among various available asset classes as appropriate or select a fund whose objective is to allocate assets.
    Your Fund selects companies that we believe are value stocks. All investment managers look for companies which are growing; a value manager looks for these growing companies, but is price sensitive, and does not want to pay much for them. Your Fund also may buy and sell stocks based on the level of interest rates, in a disciplined process designed to both protect your assets in a potentially negative stock market environment, and to allow market participation in a potentially positive stock market environment.
    As your Fund manager, I follow specific, internally created buy and sell criteria to maintain this disciplined process. An extensive team of research analysts as well as proprietary computer models are employed in this process. My experience as portfolio manager for your Fund determines whether to buy or sell a security, and provides the structure of the portfolio of investments.
    Trading is another area where we attempt to add value. Dreyfus has dedicated security traders who focus on implementing the investment decisions of the portfolio manager. This team of traders works hard to achieve the best prices possible when the securities in your Fund are bought or sold. In addition, the traders provide a flow of timely information to the analysts and portfolio manager. The accounting team at Dreyfus also works hard to make sure that, among other duties, security trades settle properly, that available cash is properly calculated, and that the Fund's share price is calculated accurately on a daily basis.
PORTFOLIO FOCUS
    Investment results during this semi-annual period benefited from holdings such as Reebock International, Compaq Computer, Micron Technology, Intel, Seagate Technology, Tosco, NationsBank, BankAmerica, Great Western Financial, McKesson, Xerox, Ciba Specialty Chemicals, Owens-Illinois, Dayton Hudson, El Paso Natural Gas, and Telebras, the Brazilian telephone company. Relative performance results were penalized by holdings including Storage Technology, Amdahl, Raychem, General Signal, CSX Corp., and Northeast Utilities.
    It is both an honor and a pleasure to be managing your investment assets.
                              Sincerely,

                          [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
May 15, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.
+   SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ The Dow Jones Industrial
Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1997 (UNAUDITED)
Common Stocks_93.2%                                                                                Shares            Value
                                                                                             _____________       _____________
     Commercial Services_1.2%        McGraw-Hill............................                         22,000       $  1,119,250
                                                                                                                  _____________
     Consumer Durables_1.7%          General Motors.........................                         26,200          1,516,325
                                                                                                                  _____________
     Consumer Non-Durables_12.0%     First Brands...........................                         58,300          1,479,363
                                     Fruit of the Loom, Cl. A...............      (a)                41,400          1,490,400
                                     Kimberly-Clark.........................                         26,000          1,332,500
                                     NIKE, Cl. B............................                         27,400          1,541,250
                                     Philip Morris Cos......................                         37,800          1,488,375
                                     RJR Nabisco Holdings...................                         44,900          1,335,775
                                     UST....................................                         43,800          1,144,275
                                     Warnaco Group, Cl. A...................                         42,600          1,214,100
                                                                                                                  _____________
                                                                                                                    11,026,038
                                                                                                                  _____________
     Consumer Services_4.0%          Harcourt General.......................                         16,600            767,750
                                     Harte-Hanks Communications.............                         51,600          1,406,100
                                     La Quinta Inns.........................                         67,400          1,474,375
                                                                                                                  _____________
                                                                                                                     3,648,225
                                                                                                                  _____________
     Electronic Technology_14.1%     Amdahl.................................      (a)               145,800          1,248,413
                                     Cabletron Systems......................      (a)                48,000          1,656,000
                                     Compaq Computer........................      (a)                20,100          1,716,038
                                     Intel..................................                         10,500          1,607,812
                                     International Business Machines........                          9,300          1,494,975
                                     Lockheed Martin........................                         16,800          1,503,600
                                     Novell.................................      (a)               150,000          1,134,375
                                     Seagate Technology.....................      (a)                31,900          1,463,412
                                     Storage Technology.....................      (a)                31,800          1,116,975
                                                                                                                  _____________
                                                                                                                    12,941,600
                                                                                                                  _____________
     Energy Minerals_6.2%            Amoco..................................                         14,200          1,187,475
                                     Exxon..................................                         28,400          1,608,150
                                     Phillips Petroleum.....................                         35,400          1,393,875
                                     Tosco..................................                         51,400          1,522,725
                                                                                                                  _____________
                                                                                                                     5,712,225
                                                                                                                  _____________
     Finance_12.3%                   Allstate...............................                         23,400          1,532,700
                                     BankAmerica............................                         13,700          1,601,187
                                     Chase Manhattan........................                         16,800          1,556,100
                                     Equitable..............................                         55,700          1,629,225
                                     Great Western Financial................                          4,300            180,600
                                     NationsBank............................                         24,800          1,497,300
                                     Nationwide Financial Services, Cl. A...      (a)                14,900            394,850
                                     Simon DeBartolo Group..................                         48,000          1,374,000
                                     Travelers Group........................                         28,000          1,550,500
                                                                                                                  _____________
                                                                                                                    11,316,462
                                                                                                                  _____________
     Health Services_3.3%            Allegiance.............................                         63,580          1,406,707
                                     McKesson...............................                         22,000          1,592,250
                                                                                                                  _____________
                                                                                                                     2,998,957
                                                                                                                  _____________

DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                APRIL 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                         Shares              Value
                                                                                              _____________       ____________
     Health Technology_6.9%          Bausch & Lomb..........................      (a)                37,000        $ 1,493,875
                                     DePuy..................................      (a)                69,300          1,455,300
                                     Forest Laboratories....................      (a)                41,700          1,423,013
                                     Glaxo Wellcome PLC, A.D.R..............                         10,800            425,250
                                     Watson Pharmaceuticals.................      (a)                42,800          1,530,100
                                                                                                                  _____________
                                                                                                                     6,327,538
                                                                                                                  _____________
     Industrial Services_1.5%        Cooper Cameron.........................      (a)                19,400          1,382,250
                                                                                                                  _____________
     Non-Energy Minerals_1.7%        Aluminum Co. of America................                         22,000          1,537,250
                                                                                                                  _____________
     Process Industries_5.9%         Ciba Specialty Chemicals AG............                         20,700          1,787,759
                                     Owens-Illinois.........................      (a)                52,000          1,404,000
                                     Premark International..................                         55,400          1,357,300
                                     Temple-Inland..........................                         16,100            893,550
                                                                                                                  _____________
                                                                                                                     5,442,609
                                                                                                                  _____________
     Producer Manufacturing_7.3%     General Signal.........................                         39,100          1,534,675
                                     Ingersoll-Rand.........................                         15,500            761,438
                                     Masco..................................                         39,300          1,483,575
                                     Raychem................................                         21,400          1,380,300
                                     Xerox..................................                         25,000          1,537,500
                                                                                                                  _____________
                                                                                                                     6,697,488
                                                                                                                  _____________
     Retail Trade_4.4%               Dayton Hudson..........................                         28,200          1,269,000
                                     Federated Department Stores............      (a)                38,900          1,322,600
                                     Meyer (Fred)...........................      (a)                36,000          1,480,500
                                                                                                                  _____________
                                                                                                                     4,072,100
                                                                                                                  _____________
     Transportation_1.9%             CSX....................................                         32,200          1,501,325
                                     Hertz, Cl. A...........................                          8,600            249,400
                                                                                                                  _____________
                                                                                                                    1,750,725
                                                                                                                  _____________
     Utilities_8.8%                  Coastal................................                         30,500          1,448,750
                                     El Paso Natural Gas....................                         26,100          1,517,063
                                     Hong Kong Telecommunications, A.D.R....                         85,700          1,467,613
                                     NorAm Energy...........................                         37,000            541,125
                                     Northeast Utilities....................                         42,500            350,625
                                     Philippine Long Distance Telephone, A.D.R.                      25,400          1,416,050
                                     Tenaga Nasional Berhad.................                         290,000         1,340,612
                                                                                                                  _____________
                                                                                                                     8,081,838
                                                                                                                  _____________
                                     TOTAL COMMON STOCKS
                                       (cost $81,623,916)...................                                       $85,570,880
                                                                                                                  =============
Preferred Stocks_1.2%
     Energy Minerals;                 Petroleo Brasileiro S.A. - Petro Bras
                                       (cost $872,777)......................                      5,000,000      $  1,050,973
                                                                                                                  =============

DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                APRIL 30, 1997 (UNAUDITED)
                                                                                                  Principal
Short-Term Investments_2.9%                                                                        Amount            Value
                                                                                                 ___________       ___________
     U.S. Treasury Bills:            5.02%, 5/1/1997........................                  $     131,000      $     131,000
                                     4.97%, 5/8/1997........................                         24,000             23,978
                                     4.94%, 5/15/1997.......................                        370,000            369,327
                                     4.97%, 5/22/1997.......................                        116,000            115,681
                                     5.17%, 7/24/1997.......................                       1,615,000         1,595,943
                                     5.24%, 8/14/1997.......................                        467,000            459,934
                                                                                                                  _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,695,318)....................                                      $  2,695,863
                                                                                                                  =============
TOTAL INVESTMENTS (cost $85,192,011)........................................                          97.3%        $89,317,716
                                                                                                    =======       =============
CASH AND RECEIVABLES (NET)..................................................                           2.7%       $  2,465,539
                                                                                                    =======       =============
NET ASSETS..................................................................                         100.0%       $91,783,255
                                                                                                    =======       =============

Notes to Statement of Investments:
    (a) Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                               APRIL 30, 1997 (UNAUDITED)
                                                                                               Cost                  Value
                                                                                          _____________         _____________
ASSETS:                          Investments in securities_See Statement of Investments     $85,192,011            $89,317,716
                                 Cash.......................................                                           837,106
                                 Receivable for investment securities sold..                                         3,845,776
                                 Receivable for shares of Common Stock subscribed                                     239,090
                                 Dividends and interest receivable..........                                           91,697
                                 Net unrealized appreciation on forward
                                 currency exchange contracts_Note 4(a)......                                            3,224
                                 Prepaid expenses...........................                                            24,686
                                                                                                                 _____________
                                                                                                                    94,359,295
                                                                                                                 _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          52,234
                                 Due to Distributor.........................                                            17,792
                                 Payable for investment securities purchased                                         2,357,907
                                 Payable for shares of Common Stock redeemed                                            86,553
                                 Accrued expenses...........................                                            61,554
                                                                                                                 _____________
                                                                                                                     2,576,040
                                                                                                                 _____________
NET ASSETS..................................................................                                       $91,783,255
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                       $85,481,070
                                 Accumulated undistributed investment income_net                                       123,762
                                 Accumulated net realized gain (loss) on investments,
                                 forward currency exchange contracts and foreign
                                 crrency transactions.......................                                         2,049,622
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments, forward currency exchange contracts
                                 and foreign currency transactions..........                                         4,128,801
                                                                                                                 _____________
NET ASSETS..................................................................                                       $91,783,255
                                                                                                                 =============
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                         4,825,253
NET ASSET VALUE, offering and redemption price per share....................                                           $19.02
                                                                                                                      ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $8,591 foreign taxes
                                     withheld at source)....................                    $   554,880
                                 Interest...................................                         89,019
                                                                                               ____________
                                       Total Income.........................                                         $ 643,899
EXPENSES:                        Management fee_Note 3(a)...................                        241,818
                                 Shareholder servicing costs_Note 3(b)......                        127,932
                                 Registration fees..........................                         30,621
                                 Professional fees..........................                         17,288
                                 Custodian fees_Note 3(b)...................                          9,993
                                 Prospectus and shareholders' reports.......                          8,440
                                 Directors' fees and expenses_Note 3(c).....                          5,519
                                 Miscellaneous..............................                          3,524
                                                                                               ____________
                                       Total Expenses.......................                        445,135
                                 Less_reduction in management fee due to
                                     undertaking_Note 3(a)..................                        (41,787)
                                                                                               ____________
                                       Net Expenses.........................                                         403,348
                                                                                                                  ____________
INVESTMENT INCOME_NET.......................................................                                         240,551
                                                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                     $2,009,244
                                 Net realized gain (loss) on forward currency
                                     exchange contracts
                                     Short Transactions.....................                         41,183
                                                                                               ____________
                                       Net Realized Gain (Loss).............                                        2,050,427
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                         2,256,184
                                                                                                                  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         4,306,611
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $4,547,162
                                                                                                                 ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Six Months Ended
                                                                                      April 30, 1997           Year Ended
                                                                                       (Unaudited)          October 31, 1996
                                                                                    _________________      _________________
OPERATIONS:
    Investment income_net...............................................               $  240,551               $  167,322
    Net realized gain (loss) on investments.............................                2,050,427                2,354,531
    Net unrealized appreciation (depreciation) on investments...........                2,256,184                1,553,523
                                                                                    _________________      _________________
      Net Increase (Decrease) in Net Assets Resulting from Operations...                4,547,162                 4,075,376
                                                                                    _________________      _________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...............................................                 (262,874)                 (91,396)
    Net realized gain on investments....................................               (2,353,919)                (870,438)
                                                                                    _________________      _________________
      Total Dividends...................................................               (2,616,793)                (961,834)
                                                                                    _________________      _________________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.......................................               89,559,915               34,849,269
    Dividends reinvested................................................                2,254,119                  961,690
    Cost of shares redeemed.............................................              (36,147,932)             (11,424,820)
                                                                                    _________________      _________________
      Increase (Decrease) in Net Assets from Capital Stock Transactions.               55,666,102               24,386,139
                                                                                    _________________      _________________
          Total Increase (Decrease) in Net Assets.......................               57,596,471               27,499,681
NET ASSETS:
    Beginning of Period.................................................               34,186,784                6,687,103
                                                                                    _________________      _________________
    End of Period.......................................................             $ 91,783,255             $ 34,186,784
                                                                                    ==============         =================
UNDISTRIBUTED INVESTMENT INCOME_NET....................................            $      123,762               $  146,085
                                                                                    _________________      _________________

                                                                                         Shares                  Shares
                                                                                    _________________      _________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                4,732,156                2,046,872
    Shares issued for dividends reinvested..............................                  121,976                   65,600
    Shares redeemed.....................................................               (1,922,654)                (651,191)
                                                                                    _________________      _________________
      Net Increase (Decrease) in Shares Outstanding.....................                2,931,478                1,461,281
                                                                                    ==============         =================


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                     Six Months Ended
                                                                      April 30, 1997          Year Ended October 31,
                                                                                           _______________________________
PER SHARE DATA:                                                        (Unaudited)          1996        1995        1994(1)
                                                                       ____________       _______     _______      ______
    Net asset value, beginning of period..................               $18.05            $15.46      $12.63       $12.50
                                                                        ________          _______      _______      ______
    Investment Operations:
    Investment income_net.................................                  .06               .12         .22          .26
    Net realized and unrealized gain (loss)
      on investments......................................                 2.01              4.68        2.93         (.13)
                                                                        ________          _______      _______      ______
    Total from Investment Operations......................                 2.07              4.80        3.15         .13
                                                                        ________          _______      _______      ______
    Distributions:
    Dividends from investment income_net..................                 (.11)             (.21)       (.32)         __
    Dividends from net realized gain on investments.......                 (.99)            (2.00)         __          __
                                                                        ________          _______      _______      ______
    Total Distributions...................................                (1.10)            (2.21)       (.32)        __
                                                                        ________          _______      _______      ______
    Net asset value, end of period........................               $19.02           $18.05       $15.46       $12.63
                                                                        ========         ========     ========     ========
TOTAL INVESTMENT RETURN...................................               11.62%(2)         34.35%      25.73%        1.04%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............                 .62%(2)          1.25%        .83%          __
    Ratio of net investment income
      to average net assets...............................                 .37%(2)           .93%       1.64%        2.08%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..................                .06%(2)            .32%       1.76%        2.01%(2)
    Portfolio Turnover Rate...............................              68.73%(2)         186.39%     143.61%       48.35%(2)
    Average commission rate paid (3).................                    $.0533            $.0471        __            __
    Net Assets, end of period (000's Omitted).............                $91,783         $34,187      $6,687       $5,168
    (1)  From December 29, 1993 (commencement of operations) to October 31, 1994.
    (2)  Not annualized.
    (3)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share
    for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LARGE COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Large Company Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series including the Fund. The Fund's investment objective is capital apprecia tion. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS LARGE COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the lines of credit.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1996 through October 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $41,787 during the period ended April 30, 1997.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, the Fund was charged an aggregate of $80,606 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $27,779 during the period ended April 30, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $9,993 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective March 3, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
    (E) BROKERAGE COMMISSIONS: During the period ended April 30, 1997, the Fund incurred total brokerage commissions of $201,510, of which $28,901 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon.

DREYFUS LARGE COMPANY VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1997, amounted to $92,217,838 and $42,919,221, respectively.
    In addition, the following summarizes open forward currency exchange contracts at April 30, 1997:

                                                          Foreign
                                                          Currency                                         Unrealized
Forward Currency Contracts                                 Amount          Proceeds          Value        Appreciation
__________________________                                _________       __________        ________     ____________
Sales:
    Swiss Francs, expiring 6/16/97...........        2,027,035            $1,388,000       $1,384,776        $3,224
                                                                                                            ========

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    (B) At April 30, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $4,128,929, consisting of $6,245,819 gross unrealized appreciation and $2,116,890 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS LARGE COMPANY
VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            251SA974
[Dreyfus logo]
Registration Mark

Large Company
Value Fund
Semi-Annual
Report
April 30, 1997